Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90417-P42758 You invested in NATURE’S SUNSHINE PRODUCTS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 6, 2026 10:00 a.m. Mountain Time 2901 W. Bluegrass Blvd., Suite 100 Lehi, Utah 84048 NATURE’S SUNSHINE PRODUCTS, INC. ATTN: SHANE JONES 2901 W. BLUEGRASS BLVD. LEHI, UT 84048 NATURE’S SUNSHINE PRODUCTS, INC. 2026 Annual Meeting Vote by May 5, 2026 11:59 PM ET. For shares held in a Plan, vote by May 3, 2026 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90418-P42758 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Steven Fasching 02) Curtis Kopf 03) Katie May 04) Kenneth Romanzi 05) Tess Roering 06) Robert D. Straus 07) Heidi Wissmiller 08) Rong Yang 2. An advisory, non-binding resolution to approve the compensation of the named executive officers. For 3. Ratification of the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 4. To approve the adoption of the Nature’s Sunshine Products, Inc. 2026 Stock Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

NATURE'S SUNSHINE

NATURE'S SUNSHINE PRODUCTS, INC.
ATTN: SHANE JONES
2901 W. BLUEGRASS BLVD.
LEHI, UT 84048

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 3, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 3, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90413-P42758 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATURE'S SUNSHINE PRODUCTS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Steven Fasching
02) Curtis Kopf
03) Katie May
04) Kenneth Romanzi
05) Tess Roering
06) Robert D. Straus
07) Heidi Wissmiller
08) Rong Yang

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

	For	Against	Abstain
2. An advisory, non-binding resolution to approve the compensation of the named executive officers.	☐	☐	☐
3. Ratification of the appointment of Deloitte & Touche LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐
4. To approve the adoption of the Nature's Sunshine Products, Inc. 2026 Stock Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V90414-P42758 Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. NATURE'S SUNSHINE PRODUCTS, INC. PROXY OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 6, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned having received the notice of Annual Meeting of Shareholders and Proxy Statement, hereby revokes all previous proxies and appoints Kenneth Romanzi and Shane Jones or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Nature's Sunshine Products, Inc. at the Annual Meeting of Shareholders to be held on May 6, 2026, at 10:00 a.m. Mountain Time, at our principal executive offices located at 2901 W. Bluegrass Blvd., Suite 100, Lehi, Utah 84048, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.